                                                                     EXHIBIT 3.2

                                     BYLAWS

                                       OF

                       HARTMAN COMMERCIAL PROPERTIES REIT

                                      INDEX

ARTICLE I.  Offices............................................................1
         Section 1.1       Principal Office....................................1
         Section 1.2       Other Offices.......................................1

ARTICLE II.  Meetings of Shareholders..........................................1
         Section 2.1       Place of Meetings...................................1
         Section 2.2       Annual Meeting......................................1
         Section 2.3       Special Meetings....................................1
         Section 2.4       Notice of Meetings..................................1
         Section 2.5       Business at Annual Meeting..........................2
         Section 2.6       Voting Lists........................................3
         Section 2.7       Quorum..............................................3
         Section 2.8       Organization........................................4
         Section 2.9       Proxies.............................................4
         Section 2.10      Voting of Shares....................................5
         Section 2.11      Voting of Shares by Certain Holders.................5
         Section 2.12      Election of Trust Managers..........................6
         Section 2.13      Telephone Meetings..................................6
         Section 2.14      Action Without Meeting..............................6
         Section 2.15      Inspectors and Voting Procedures....................6

ARTICLE III.  Trust Managers...................................................7
         Section 3.1       Powers and Responsibilities.........................7
         Section 3.2       Number and Qualification............................7
         Section 3.3       Election and Term of Office.........................7
         Section 3.4       Nomination of Trust Managers........................7
         Section 3.5       Resignation.........................................9
         Section 3.6       Removal.............................................9
         Section 3.7       Vacancies...........................................9
         Section 3.8       Bond Not Required, Time Commitment..................9
         Section 3.9       Compensation.......................................10
         Section 3.10      Execution of Documents.............................10

ARTICLE IV.  Meetings of the Trust Managers...................................10
         Section 4.1       Place of Meetings..................................10
         Section 4.2       Annual Meeting.....................................10
         Section 4.3       Regular Meetings...................................10
         Section 4.4       Special Meetings...................................10
         Section 4.5       Quorum and Action..................................10

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         Section 4.6       Presumption of Assent to Action....................11
         Section 4.7       Telephone Meetings.................................11
         Section 4.8       Action Without Meeting.............................11
         Section 4.9       Minutes............................................11
         Section 4.10      Interest of Trust Managers.........................11
         Section 4.11      Right of Trust Managers and Officers to Own
                           Shares or Other Property and to Engage in Other
                           Business...........................................11
         Section 4.12      Transactions and Contracts Between Trust
                           Managers and the Trust.............................12
         Section 4.13      Persons Dealing with Trust Managers or Officers....12
         Section 4.14      Reliance ..........................................13
         Section 4.15      Liability of Trust Managers........................13

ARTICLE V.  Committees of the Trust Managers..................................13
         Section 5.1       Membership and Authorities.........................13
         Section 5.2       Minutes and Rules of Procedure.....................15
         Section 5.3       Vacancies..........................................15
         Section 5.4       Telephone Meetings.................................15
         Section 5.5       Action Without Meeting.............................15

ARTICLE VI.  Officers ........................................................15
         Section 6.1       Number ............................................15
         Section 6.2       Election, Term of Office and Qualification.........15
         Section 6.3       Subordinate Officers...............................15
         Section 6.4       Resignation........................................16
         Section 6.5       Removal ...........................................16
         Section 6.6       Vacancies..........................................16
         Section 6.7       The Chairman of the Board..........................16
         Section 6.8       The President......................................16
         Section 6.9       The Vice Presidents................................17
         Section 6.10      The Secretary......................................17
         Section 6.11      Assistant Secretaries..............................17
         Section 6.12      The Treasurer......................................17
         Section 6.13      Assistant Treasurers...............................18
         Section 6.14      Treasurer's Bond...................................18
         Section 6.15      Salaries ..........................................18
         Section 6.16      Execution of Documents.............................18

ARTICLE VII.  Trust Shares....................................................18
         Section 7.1       Share Certificates.................................18
         Section 7.2       Lost or Destroyed Certificates.....................19
         Section 7.3       Transfer of Shares.................................19
         Section 7.4       Ownership of Shares................................19
         Section 7.5       Closing of Transfer Books..........................19

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         Section 7.6       Dividends..........................................20
         Section 7.7       Reserves ..........................................20

ARTICLE VIII.  Indemnification................................................20
         Section 8.1       General ...........................................20
         Section 8.2       Insurance..........................................21

ARTICLE IX.  General Provisions...............................................21
         Section 9.1       General Policies...................................21
         Section 9.2       Limited Liability of Shareholders..................21
         Section 9.3       Waiver of Notice...................................21
         Section 9.4       Seal...............................................21
         Section 9.5       Fiscal Year........................................22
         Section 9.6       Checks, Notes, etc.................................22
         Section 9.7       Examination of Books and Records...................22
         Section 9.8       Voting of Voting Securities Held by the Trust......22
         Section 9.9       Number, Gender, Etc................................22

ARTICLE X.  Amendments .......................................................22
         Section 10.1      Amendment of Bylaws................................22

ARTICLE XI.  Subject to All Laws..............................................23
         Section 11.1      Subject to All Laws................................23

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

                       HARTMAN COMMERCIAL PROPERTIES REIT

                                     BYLAWS

                                   ARTICLE I.

                                     OFFICES

        Section 1.1 PRINCIPAL OFFICE. The principal office of the Trust shall be in the City of Houston, Texas, or at such other location as the Trust Managers may from time to time determine.

        Section 1.2 Other Offices. The Trust may also have offices at such other places, both within and without the State of Texas, as the Trust Managers may from time to time determine or the business of the Trust may require.

                                   ARTICLE II.

                            MEETINGS OF SHAREHOLDERS

        Section 2.1 PLACE OF MEETINGS. The Trust Managers may designate any place, either within or without the State of Texas, as the place of meeting for any annual meeting or for any special meeting called by the Trust Managers. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Texas, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Trust.

        Section 2.2 ANNUAL MEETING. The annual meeting of shareholders shall be held at such time, on such day and at such place as may be designated by the Trust Managers. At the annual meeting, the Shareholders shall, subject to
Section 2.5 and Section 3.3 of these Bylaws, elect Trust Managers and transact such other business as may properly be brought before the meeting. Failure to hold the annual meeting at the designated time shall not cause the dissolution of the Trust.

        Section 2.3 SPECIAL MEETINGS. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by law or by the Declaration of Trust, may be called by the Trust Managers, any officer of the Trust or the holders of at least five percent of all of the shares entitled to vote at the meetings. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the notice of special meeting.

        Section 2.4 NOTICE OF MEETINGS. Written or printed notice of all meetings of shareholders stating the place, day and hour thereof, and in the case of a special meeting the purpose or

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purposes for which the meeting is called, shall be personally delivered or mailed, not less than 10 days nor more than 60 days prior to the date of the meeting, to the shareholders of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail addressed to the shareholder at his or her address as it appears on the share transfer books of the Trust and the postage shall be prepaid. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, shall constitute delivery of such notice to such corporation, association or partnership.

        Section 2.5 BUSINESS AT ANNUAL MEETING. No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Trust Managers (or any duly authorized committee thereof),
(b) otherwise properly brought before the annual meeting by or at the direction of the Trust Managers (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Trust (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.5 and on the record date for the determination of shareholders entitled to vote at such annual meeting, and (ii) who complies with the notice procedures set forth in this Section 2.5.

        In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Trust. To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal office of the Trust not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of shareholders, provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the meeting be given or made, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this Section 2.5, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations promulgated thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder, (iii) the number of shares of the Trust that are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, and (v) a

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representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

        No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.5; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.5 shall be deemed to preclude discussion by any shareholder of any such business. If the presiding officer of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the presiding officer shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted at such meeting.

        Section 2.6 VOTING LISTS. The officer or agent having charge of the share transfer books for shares of the Trust shall make available for inspection by shareholders, at least 10 days before each meeting of the shareholders, a complete list of shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of each and the number of shares held by each. The list shall be kept on file at the registered office of the Trust and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for the duration of the meeting. The original share transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders. Failure to comply with this Section 2.6 with respect to any meeting of shareholders shall not affect the validity of any action taken at such meeting.

        Section 2.7 QUORUM. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law or by the Declaration of Trust. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote at such meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally convened. The shareholders present at a duly organized meeting at which a quorum was present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum present, provided that there remain at such meeting the holder or holders of at least one-third of the shares issued and outstanding and entitled to vote thereat, present in person or represented in the manner specified above. A holder of a share shall be treated as being present at a meeting if the holder of such share is (i) present in person at the meeting, or
(ii) represented at the meeting by a valid proxy, whether the instrument granting such proxy is

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marked as casting a vote or abstaining, is left blank or does not empower such proxy to vote with respect to some or all matters to be voted upon at the meeting.

        Section 2.8 ORGANIZATION. (a) The Chairman of the Board, if one shall be elected, shall preside at all meetings of the shareholders. In the absence of the Chairman of the Board or should one not be elected, the following officers shall preside in order of priority: President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Vice President-Legal, or Secretary. If no such officer is available, the meeting shall be adjourned until such an officer is available to preside over the meeting. The presiding officer shall set the agenda for the meeting, shall conduct all aspects of the meeting and shall establish and interpret the rules of order for the conduct of the meeting.

        (b) The Secretary of the Trust shall act as secretary at all meetings of the shareholders. In his or her absence, an Assistant Secretary shall so act and in the absence of all of these officers, the presiding officer may appoint any person to act as secretary of the meeting.

        Section 2.9 PROXIES. (a) At any meeting of the shareholders, every shareholder entitled to vote at such meeting shall be entitled to vote in person or by proxy executed in writing by such shareholder or by his or her duly authorized attorney-in-fact. Proxies shall be filed with the Secretary or Trust Managers immediately after the meeting has been called to order.

        (b) No proxy shall be valid after 11 months from the date of its execution unless such proxy otherwise provides.

        (c) A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. A proxy which is revocable as aforesaid may be revoked at any time by filing with the Secretary an instrument revoking it or a duly executed proxy bearing a later date. Any revocable proxy which is not so revoked shall, subject to paragraph (b) above, continue in full force and effect. Proxies coupled with an interest include the appointment as proxy of:

                (i)     a pledgee;

                (ii) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares;

                (iii) a creditor of the Trust who extended the Trust credit under terms requiring the appointment;

                (iv) an employee of the Trust whose employment contract requires the appointment; or

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                (v)     a party to a voting agreement created under Subsection
        (B) of Section 13.20 of the Texas REIT Act.

        (d) In the event that any instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting or, if only one shall be present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all the persons so designated unless the instrument shall otherwise provide.

        Section 2.10 VOTING OF SHARES. Except as otherwise provided by law, the Declaration of Trust or these Bylaws, each shareholder shall be entitled at each meeting of shareholders to one vote on each matter submitted to a vote at such meeting for each share having voting rights registered in his or her name on the books of the Trust at the time of the closing of the share transfer books (or at the record date) for such meeting. When a quorum is present at any meeting (and notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum present) in accordance with Section 2.7 of these Bylaws, the votes of holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any matter submitted to such meeting, unless the matter is one upon which by law or by express provision of the Declaration of Trust or these Bylaws the vote of a greater number is required, in which case the vote of such greater number shall govern and control the decision of such matter. In determining the number of shares entitled to vote, shares abstaining from voting or not voted on a matter (including elections) will not be treated as entitled to vote. The provisions of this Section 2.10 will govern with respect to all votes of shareholders except as otherwise provided for in these Bylaws or the Declaration of Trust or by some specific statutory provision superseding the provisions contained in these Bylaws or the Declaration of Trust.

        Section 2.11 VOTING OF SHARES BY CERTAIN HOLDERS. (a) Shares standing in the name of another business organization may be voted by such officer, agent or proxy as the organizational documents of such organization may authorize or, in the absence of such authorization, as may be determined by the governing body of such organization.

        (b) Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name so long as such shares forming a part of an estate are in the possession and form a part of the estate being served by him or her. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name as trustee.

        (c) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver, without the transfer thereof into his or her name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

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        (d)     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

        Section 2.12 ELECTION OF TRUST MANAGERS. At each election for Trust Managers, each shareholder entitled to vote at such election shall, unless otherwise provided by the Declaration of Trust or by applicable law, have the right to vote the number of shares owned by such shareholder for as many persons as there are to be elected and for whose election he or she has a right to vote. Unless otherwise provided by the Declaration of Trust, no shareholder shall have the right or be permitted to cumulate votes on any basis.

        Section 2.13 TELEPHONE MEETINGS. Shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 2.14 ACTION WITHOUT MEETING. Any action required by law, the Declaration of Trust or these Bylaws to be taken at a meeting of the shareholders (or any action which may be taken at a meeting of the shareholders) may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of the shareholders.

        Section 2.15 INSPECTORS AND VOTING PROCEDURES. (a) The Trust may, in advance of any meeting of shareholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Trust may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

        (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and
(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

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        (c)     The date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless a court of appropriate jurisdiction, upon application by a shareholder, determines otherwise.

        (d) In determining the validity and counting of proxies and ballots, the inspectors may examine and consider such records or factors as allowed by the Texas Real Estate Investment Trust Act (the "Texas REIT Act").

                                  ARTICLE III.

                                 TRUST MANAGERS

        Section 3.1 POWERS AND RESPONSIBILITIES. The business and affairs of the Trust shall be managed under the direction of its Trust Managers who may exercise all such powers of the Trust and do all such lawful acts and things as are not by statute, the Declaration of Trust or these Bylaws directed or required to be exercised or done by the shareholders. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid powers or the general powers or authority or any other specified power or authority conferred herein upon the Trust Managers.

        Section 3.2 NUMBER AND QUALIFICATION. There shall at all times be no less than three nor more than ten Trust Managers who, subject to Section 3.3 below, shall be elected annually by the shareholders. Subject to any limitations specified by law or in the Declaration of Trust, the number of Trust Managers may be fixed from time to time by resolution adopted by a majority of the Trust Managers. No decrease in the number of Trust Managers shall have the effect of shortening the term of any incumbent Trust Manager. Trust Managers need not be shareholders or residents of the State of Texas.

        Section 3.3 ELECTION AND TERM OF OFFICE. Trust Managers shall be elected at the annual meeting of the shareholders (except as provided in Section 3.7) by the affirmative vote of the holders of a majority of the shares of the Trust present in person or represented by proxy at such meeting; provided, however, that any Trust Manager that has been previously elected as a Trust Manager by the shareholders who is not re-elected by such majority vote at a subsequent annual meeting shall nevertheless remain in office until his or her successor is elected and qualified. Each Trust Manager shall hold office until his or her successor is elected and qualified, or until his or her death, resignation or removal in the manner provided in these Bylaws.

        Section 3.4 NOMINATION OF TRUST MANAGERS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Trust Managers of the Trust. Nominations of persons for election as Trust Managers may be made at any annual meeting of shareholders (a) by or at the direction of the Trust Managers (or any duly authorized

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committee thereof) or (b) by any shareholder of the Trust (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 3.4 and on the record date for the determination of shareholders entitled to vote at such annual meeting, and (ii) who complies with the notice procedures set forth in this Section 3.4.

        In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Trust. To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal offices of the Trust not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of shareholders; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this Section 3.4, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations promulgated thereunder) of the Exchange Act.

        To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a Trust Manager (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares of the Trust that are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of Trust Managers pursuant to Section 14 of the Exchange Act, and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the number of shares of the Trust that are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholders, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice, and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Trust Managers pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Trust Manager if elected.

        No person shall be eligible for election as a Trust Manager of the Trust unless nominated in accordance with the procedures set forth in this Section
3.4. If the presiding officer of the

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meeting determines that a nomination was not made in accordance with the foregoing procedures, the presiding officer shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

        Section 3.5 RESIGNATION. Any Trust Manager may resign at any time by giving written notice to the remaining Trust Managers. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. A Trust Manager judged incompetent or for whom a guardian or conservator has been appointed, shall be deemed to have resigned as of the date of such adjudication or appointment.

        Section 3.6 REMOVAL. Trust Manager may be removed at any time with or without cause by the vote of holders of shares representing two-thirds of the total votes authorized to be cast by shares then outstanding and entitled to vote thereon. Upon the resignation or removal of any Trust Manager, or if the Trust Manager otherwise ceases to be a Trust Manager, he or she shall execute and deliver such documents as the remaining Trust Managers shall require for the conveyance of any Trust property held in his or her name, shall account to the remaining Trust Managers as they require for all property which such person holds as Trust Manager and shall thereupon be discharged as Trust Manager. Upon the incapacity or death of any Trust Manager, his or her legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trust Manager or the estate of the deceased Trust Manager, as the case may be.

        Section 3.7 VACANCIES. If there is an increase in the number of Trust Managers or if any or all of the Trust Managers cease to be Trust Managers hereunder, for any reason, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trust Manager or Trust Managers may exercise the powers of the Trust Managers hereunder. Vacancies may be filled by successor Trust Managers either appointed by a majority of the remaining Trust Managers (or by the sole remaining Trust Manager, if applicable) or by the affirmative vote of the holders of a majority of the shares of the Trust present in person or represented by proxy at an annual or special meeting of the shareholders. Any Trust Manager elected to fill a vacancy shall hold office until the next annual meeting for the election of Trust Managers. The election of a successor Trust Manager shall be considered an amendment to the Declaration of Trust.

        Section 3.8 BOND NOT REQUIRED, TIME COMMITMENT. Unless otherwise required by law, no Trust Manager shall be required to give bond, surety or security in any jurisdiction for the performance of his or her duties or obligations to the Trust. No Trust Manager shall be required to devote his or her entire time to the business and affairs of the Trust.

        Section 3.9 COMPENSATION. Trust Managers may receive compensation for their services to the Trust as may be determined from time to time by the Trust Managers. The Trust Managers may delegate to any committee the power to fix from time to time the compensation of

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Trust Managers. Officers of the Trust who also serve as Trust Managers shall not receive compensation for their service as Trust Managers.

        Section 3.10 EXECUTION OF DOCUMENTS. Each Trust Manager and any one of them is authorized to execute on behalf of the Trust any document or instrument of any nature whatsoever, provided that the execution by the Trust of any such document or instrument shall have been previously authorized by such action of the Trust Managers as may be required by statute, the Declaration of Trust or these Bylaws.

                                   ARTICLE IV.

                         MEETINGS OF THE TRUST MANAGERS

        Section 4.1 PLACE OF MEETINGS. The Trust Managers of the Trust may hold their meetings, both regular and special, either within or without the State of Texas.

        Section 4.2 ANNUAL MEETING. The annual meeting of the Trust Managers shall be held immediately following the adjournment of the annual meeting of the shareholders and no notice of such meeting shall be necessary to the Trust Managers in order to legally constitute the meeting, provided a quorum shall be present, or they may meet at such time and place as shall be fixed by the consent in writing of all of the Trust Managers.

        Section 4.3 REGULAR MEETINGS. Regular meetings of the Trust Managers, in addition to the annual meetings referred to in Section 4.2, may be held without notice at such time and place as shall from time to time be determined by the Trust Managers.

        Section 4.4 SPECIAL MEETINGS. Special meetings of the Trust Managers may be called by the Chairman of the Board, if one shall be elected, or by the President, if a Chairman of the Board is not elected, on three business day's notice (oral or written) to each Trust Manager. Special meetings shall be called by the Chairman of the Board (if one shall be elected), the President or the Secretary on like notice on the written request of any Trust Manager. Neither the purpose of, nor the business to be transacted at, any special meeting of the Trust Managers need be specified in the notice or waiver of notice of such meeting. Attendance of a Trust Manager at a meeting shall constitute a waiver of notice of such meeting except where a Trust Manager attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

        Section 4.5 QUORUM AND ACTION. At all meetings of the Trust Managers, the presence of a majority of the Trust Managers shall be necessary and sufficient to constitute a quorum for the transaction of business. The act of a majority of the Trust Managers at any meeting at which a quorum is present shall be the act of the Trust Managers unless the act of a greater number is required by law, the Declaration of Trust or these Bylaws. If a quorum shall not be present at

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

any meeting of Trust Managers, the Trust Managers present may adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present.

        Section 4.6 PRESUMPTION OF ASSENT TO ACTION. A Trust Manager who is present at a meeting of the Trust Managers at which action on any Trust matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless such Trust Manager (i) files a written dissent to such action with the Secretary of the meeting before the adjournment thereof or (ii) forwards such dissent by registered mail to the Secretary of the Trust immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Trust Manager who voted in favor of such action.

        Section 4.7 TELEPHONE MEETINGS. Trust Managers may participate in and hold a meeting of the Trust Managers by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section
4.7 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 4.8 ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of the Trust Managers may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the Trust Managers, and such consent shall have the same force and effect as a unanimous vote at a meeting.

        Section 4.9 MINUTES. The Trust Managers shall keep regular minutes of their proceedings. The minutes shall be placed in the minute book of the Trust.

        Section 4.10 INTEREST OF TRUST MANAGERS. With respect to the actions of the Trust Managers, Trust Managers who have any direct or indirect interest in connection with any matter being acted upon may be counted for all quorum purposes under this Article IV.

        Section 4.11 RIGHT OF TRUST MANAGERS AND OFFICERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Any Trust Manager or officer of the Trust may acquire, own, hold and dispose of shares of the Trust for his or her individual account, and may exercise all rights of a shareholder to the same extent and in the same manner as if he or she were not a Trust Manager or officer of the Trust. Except as provided specifically to the contrary in a written agreement with the Trust, any Trust Manager or officer of the Trust may, in a capacity other than that of Trust Manager or officer of the Trust, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the acquisition, syndication, holding, management, development, operation or disposition, for his or her own account or for the account of others, of interests in mortgages, interests in real property, or interests in entities engaged in the real estate business. Except as provided specifically to the contrary in a written agreement with the Trust, each Trust Manager and officer of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him or her in any capacity other than solely as Trust Manager or agent of the Trust, even if such opportunity is of a character which, if presented to the Trust, could be exploited by the Trust. Subject to the provisions of Article III hereof, any Trust Manager or officer of the Trust may be a trustee, officer, director, shareholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the Trust, and may receive compensation from such person as well as compensation as Trust Manager or officer or otherwise hereunder.

        Section 4.12 TRANSACTIONS AND CONTRACTS BETWEEN TRUST MANAGERS AND THE TRUST. Subject to the limitations set forth in the Declaration of Trust, no contract or transaction between the Trust and one or more of its Trust Managers or officers, or between the Trust and any other real estate investment trust, partnership, association or other organization in which one or more of the Trust Managers or officers are trust managers, directors or officers, or have a financial interest, shall be void or voidable solely for this reason, solely because the Trust Manager or officer is present at or participates in the meeting of the Trust Manager or committee thereof which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if:

        (a) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Trust Managers or the committee, and the Trust Managers or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Trust Managers, even though the disinterested Trust Managers constitute less than a quorum; or

        (b) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

        (c) The contract or transaction is fair to the Trust as of the time it is authorized, approved or ratified by the Trust Managers, a committee thereof, or the shareholders.

        Section 4.13 PERSONS DEALING WITH TRUST MANAGERS OR OFFICERS. Any act of the Trust Managers or officers of the Trust purporting to be done in their capacity as such shall, as to any person dealing with such Trust Managers or officers, conclusively be deemed to be within the purposes of the Trust and within the powers of the Trust Managers or officers. No person dealing with the Trust Managers or any of them or with the officers of the Trust or any of them, shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trust Managers or any of the officers of the Trust of money or other consideration shall be binding upon the Trust.

        Section 4.14 Reliance. Trust Managers and officers of the Trust shall not be liable for any claims or damages that may result from their acts in the discharge of any duty imposed or power conferred upon them by the Trust, if, in the exercise of ordinary care, they acted in good faith and in reliance upon the written opinion of an attorney for the Trust. In discharging their duties, Trust Managers and officers of the Trust, when acting in good faith and exercising ordinary care, may rely upon financial statements of the Trust, stated in a written report by an independent certified public accountant, to fairly present the financial position of the Trust. The Trust Managers and officers of the Trust may rely upon any instrument or other document reasonably believed by them to be genuine.

        Section 4.15 LIABILITY OF TRUST MANAGERS. No Trust Manager of the Trust shall be liable to the Trust for any act, omission, loss, damage or expense arising from the performance of his or her duty under the Trust, except to the extent specifically required by law, the Declaration of Trust or these Bylaws.

                                   ARTICLE V.

                        COMMITTEES OF THE TRUST MANAGERS

        Section 5.1 MEMBERSHIP AND AUTHORITIES. The Trust Managers, by resolution adopted by a majority of the Trust Managers, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Trust Managers, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Declaration of Trust or these Bylaws, shall have and may exercise all of the authority of the Trust Managers, subject to the limitations set forth in paragraphs (b) and (c) of this Section 5.1.

        (b) No committee of the Trust Managers shall have the authority of the Trust Managers in reference to:

                (ii) amending the Declaration of Trust, except that a committee may, to the extent provided in the resolution designating that committee or in the Declaration of Trust or these Bylaws, exercise the authority of the Trust Managers to classify or reclassify shares in accordance with Section 3.30 of the Texas REIT Act;

                (iii) proposing a reduction of the stated capital of the Trust;

                (iv) approving a plan of merger or share exchange of the Trust;

                (v) recommending to the shareholders the sale, lease or exchange of all or substantially all of the property or assets of the Trust otherwise than in the usual and regular course of its business;

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

                (vi) recommending to the shareholders a voluntary dissolution of the Trust or a revocation thereof;

                (vii) amending, altering or repealing these Bylaws or adopting new Bylaws of the Trust;

                (viii)  filling vacancies in the Trust Managers;

                (ix) filling vacancies in or designating alternate members of any such committee;

                (x) filling any Trust Manager vacancy occurring because of an increase in the number of Trust Managers;

                (xi) electing or removing officers of the Trust or members or alternate members of any such committee;

                (xii) fixing the compensation of any member or alternate members of such committee; or

                (xiii) altering or repealing any resolution of the Trust Managers that by its terms provides that it shall not be so amendable or repealable.

        (c) Unless the resolution designating a particular committee, the Declaration of Trust or these Bylaws expressly so provide, no committee of the Trust Managers shall have the authority to authorize a distribution or to authorize the issuance of shares of the Trust.

        (d) The designation of a committee of the Trust Managers and the delegation thereto of authority shall not operate to relieve the Trust Managers, or any member thereof, of any responsibility imposed by law. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Trust Managers. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of the committee, unless the act of a greater number is required by a resolution adopted by the Trust Managers. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Any member of any such committee elected or appointed by the Trust Managers may be removed by the Trust Managers whenever in its judgment the best interests of the Trust will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

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

        Section 5.2 MINUTES AND RULES OF PROCEDURE. Each committee designated by the Trust Managers shall keep regular minutes of its proceedings and report the same to the Trust Managers when required. Subject to the provisions of these Bylaws, the members of any committee may fix such committee's own rules of procedure.

        Section 5.3 VACANCIES. The Trust Managers shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve, any committee.

        Section 5.4 TELEPHONE MEETINGS. Members of any committee designated by the Trust Managers may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 5.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

        Section 5.5 ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of any committee designated by the Trust Managers may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee, and such consent shall have the same force and effect as a unanimous vote at a meeting.

                                   ARTICLE VI.

                                    OFFICERS

        Section 6.1 NUMBER. The officers of the Trust shall include a President and a Secretary. The Trust Managers may also elect a Chairman of the Board, one or more Vice Presidents, a Treasurer, one or more Assistant Secretaries and one or more Assistant Treasurers. One person may hold any two or more of these offices.

        Section 6.2 ELECTION, TERM OF OFFICE AND QUALIFICATION. The Trust Managers shall elect officers, none of whom need be a Trust Manager, except for the Chairman of the Board, if one shall be elected, at any time and from time to time as they deem necessary. Each officer so elected shall hold office until his or her successor shall have been duly elected and qualified or until his or her death, resignation or removal in the manner hereinafter provided.

        Section 6.3 SUBORDINATE OFFICERS. The Trust Managers may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Trust Managers may from time to time determine. The Trust Managers may delegate to any committee or officer the power to appoint any such subordinate officer or agent. No subordinate officer appointed by any committee or superior

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

officer as aforesaid shall be considered as an officer of the Trust, the officers of the Trust being limited to the officers elected or appointed as such by the Trust Managers.

        Section 6.4 RESIGNATION. Any officer may resign at any time by giving written notice thereof to the Trust Managers or to the President or Secretary of the Trust. Any such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 6.5 REMOVAL. Any officer elected or appointed by the Trust Managers may be removed by the Trust Managers, whenever in their judgment the best interests of the Trust will be served thereby, by majority vote of the Trust Managers. Any other officer may be removed at any time with or without cause by the Trust Managers or by any committee or superior officer upon whom such power of removal may be conferred by the Trust Managers. The removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

        Section 6.6 VACANCIES. A vacancy in any office shall be filled for the unexpired portion of the term by the Trust Managers, but in case of a vacancy occurring in an office filled by a committee or superior officer in accordance with the provisions of Section 6.3, such vacancy may be filled by such committee or superior officer.

        Section 6.7 THE CHAIRMAN OF THE BOARD. The Chairman of the Board, if one shall be elected, shall be the chief executive officer of the Trust, shall preside at all meetings of the shareholders and Trust Managers, shall be ex officio a member of all standing committees, shall have general and active management of the business of the Trust, shall have the general supervision and direction of all other officers of the Trust with full power to see that their duties are properly performed and shall see that all orders and resolutions of the Trust Managers are carried into effect. He or she may sign, with any other proper officer, certificates for shares of the Trust and any deeds, bonds, mortgages, contracts and other documents which the Trust Managers have authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Trust Managers or these Bylaws, to some other officer or agent of the Trust. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him or her by the Trust Managers.

        Section 6.8 THE PRESIDENT. If a Chairman of the Board is not elected, the President shall be the chief executive officer of the Trust and shall have the powers and duties of the Chairman of the Board as set forth in Section 6.7. In the absence of the Chairman of the Board, if one shall be elected, the President shall preside at all meetings of the shareholders and Trust Managers. He or she may sign, with any other proper officer, certificates for shares of the Trust and any deeds, bonds, mortgages, contracts and other documents which the Trust Managers have authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Trust

Managers or these Bylaws to some other officer or agent of the Trust. In addition, the President shall perform whatever duties and shall exercise whatever powers given to him or her by the Trust Managers or by the Chairman of the Board, if one shall be elected.

        Section 6.9 THE VICE PRESIDENTS. The Vice Presidents shall perform such duties as are given to them by these Bylaws and as may from time to time be assigned to them by the Trust Managers, by the Chairman of the Board, if one shall be elected, or by the President, if a Chairman of the Board is not elected. Any Vice President may sign, with any other proper officer, certificates for shares of the Trust. At the request of the President, or in his or her absence or disability, the Vice President designated by the President (or in the absence of such designation, the senior Vice President), shall perform the duties and exercise the powers of the President.

        Section 6.10 THE SECRETARY. The Secretary, when available, shall attend all meetings of the Trust Managers and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Trust Managers as required by law or these Bylaws, be custodian of the Trust records and have general charge of the share books of the Trust and shall perform such other duties as may be prescribed by the Trust Managers, by the Chairman of the Board, if one shall be elected, or by the President, if a Chairman of the Board is not elected, under whose supervision he or she shall be. The Secretary may sign, with any other proper officer, certificates for shares of the Trust and shall keep in safe custody the seal of the Corporation, and, when authorized by the Trust Managers, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his or her signature or by the signature of the Treasurer or an Assistant Secretary.

        Section 6.11 ASSISTANT SECRETARIES. The Assistant Secretaries shall perform such duties as are given to them by these Bylaws or as may from time to time be assigned to them by the Trust Managers or by the Secretary. At the request of the Secretary, or in his or her absence or disability, the Assistant Secretary designated by the Secretary (or in the absence of such designation the senior Assistant Secretary), shall perform the duties and exercise the powers of the Secretary.

        Section 6.12 THE TREASURER. The Treasurer shall (i) have the custody and be responsible for all Trust funds and securities, (ii) keep full and accurate accounts of receipts and disbursements in books belonging to the Trust, (iii) deposit all monies and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trust Managers, (iv) disburse the funds of the Trust as may be ordered by the Trust Managers, taking proper vouchers for such disbursements, and (v) render to the Chairman of the Board, if one shall be elected, the President and the Trust Managers, at the regular meetings of the Trust Managers, or whenever they may require it, an account of all his or her transactions as Treasurer and of the

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

financial condition of the Trust. The Treasurer may sign, with any other proper officer, certificates for shares of the Trust.

        Section 6.13 ASSISTANT TREASURERS. The Assistant Treasurers shall perform such duties as are given to them by these Bylaws or as may from time to time be assigned to them by the Trust Managers or by the Treasurer. At the request of the Treasurer, or in his or her absence or disability, the Assistant Treasurer designated by the Treasurer (or in the absence of such designation, the senior Assistant Treasurer), shall perform the duties and exercise the powers of the Treasurer.

        Section 6.14 TREASURER'S BOND. If required by the Trust Managers, the Treasurer and any Assistant Treasurer shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trust Managers for the faithful performance of the duties of such office and for the restoration to the Trust, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Trust.

        Section 6.15 SALARIES. The salary or other compensation of officers shall be fixed from time to time by the Trust Managers. The Trust Managers may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section 6.3.

        Section 6.16 EXECUTION OF DOCUMENTS. Each officer of the Trust is authorized to execute on behalf of the Trust any document or instrument of any nature whatsoever, provided that the execution by the Trust of any such document or instrument shall have been previously authorized by such action of the Trust Managers as may be required by statute, the Declaration of Trust or these Bylaws.

                                  ARTICLE VII.

                                  TRUST SHARES

        Section 7.1 SHARE CERTIFICATES. (a) The certificates representing shares of beneficial interests of the Trust shall be in such form, as required by and not inconsistent with the Texas REIT Act and applicable law, and the Declaration of Trust, as shall be approved by the Trust Managers. The certificates shall be signed by the Chairman of the Board, if one shall be elected, the President or a Vice President and a Secretary or Assistant Secretary, or such other or additional officers as may be prescribed from time to time by the Trust Managers. The signatures of such officer or officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar, either of which is other than the Trust itself or an employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such

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

certificate is issued, it may be issued with the same effect as if he or she were such officer at the date of its issuance.

        (b) In the event the Trust has limited or denied the preemptive right of shareholders, there shall be set forth on the face or back of the certificates, which the Trust shall issue to represent beneficial interests, such legends or statements, if any, as shall be required by applicable law or the Declaration of Trust or as may be approved by the Trust Managers.

        (c) All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the Trust's books.

        (d) All certificates surrendered to the Trust shall be canceled, and, except as provided in Section 7.2 with respect to lost, destroyed or mutilated certificates, no new certificate shall be issued until the former certificate for the same number of shares has been surrendered and canceled.

        Section 7.2 LOST OR DESTROYED CERTIFICATES. The Trust Managers may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Trust alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. In authorizing such issue of a new certificate or certificates, the Trust Managers may, in their discretion and as a condition precedent to the issue thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as the Trust Managers shall require and/or indemnify the Trust as the Trust Managers may prescribe.

        Section 7.3 TRANSFER OF SHARES. Subject to any restrictions upony transfer, upon surrender to the Trust or the transfer agent of the Trust of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and satisfaction of the Trust that the requested transfer complies with the provisions of applicable state and federal laws and regulations, the Declaration of Trust and any agreements to which the Trust is a party, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

        Section 7.4 OWNERSHIP OF SHARES. The Trust shall be entitled to treat and recognize the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas.

        Section 7.5 CLOSING OF TRANSFER BOOKs. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Trust (other than a distribution involving a purchase or redemption by the Trust of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the Trust Managers may provide that the share transfer books shall be closed for a stated period but not to exceed, in any case, 60 days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the share transfer books, the Trust Managers may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken, and the determination of shareholders on such record date shall apply with respect to the particular action requiring the same notwithstanding any transfer of shares on the books of the Trust after such record date.

        Section 7.6 DIVIDENDS. The Trust Managers may, from time to time, declare, and the Trust may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by the Declaration of Trust and by law, such dividends to be paid in cash, in property or in shares of beneficial interests of the Trust, except no dividends shall be paid if (i) after giving effect to the distribution, the Trust would be insolvent, or (ii) the distribution exceeds the surplus of the Trust.

        Section 7.7 RESERVES. By resolution the Trust Managers may create such reserve or reserves of the Trust as the Trust Managers from time to time, in their absolute discretion, determine to be proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or for such other purpose as the Trust Managers shall determine to be beneficial to the interest of the Trust. The Trust Managers may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

        Section 8.1 GENERAL. Each person who at any time shall serve, or shall have served, as a Trust Manager, officer, employee or agent of the Trust, or any person who, while a director, officer, employee or agent of the Trust, is or was serving at its request as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic real estate investment trust, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, shall be entitled to indemnification and the advancement of expenses from the Trust as, and to the fullest extent, permitted by Section 9.20 of the Texas REIT Act or any successor statutory provision, and the Declaration of Trust, as each may from time to time be amended. The foregoing right of indemnification and to the advancement of expenses shall not be deemed exclusive of any other rights to which those to be indemnified may be entitled as a matter of law or under any agreement, vote of shareholders or disinterested Trust Managers, or other arrangement.

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        Section 8.2 INSURANCE. The Trust may purchase and maintain insurance or another arrangement on behalf of any person who is or was a Trust Manager, officer, employee or agent of the Trust or who is or was serving at the request of the Trust as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic real estate investment trust, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or any other enterprise against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such a person, whether or not the Trust would have the power to indemnify him or her against that liability under this Article VIII or the Texas REIT Act.

                                   ARTICLE IX.

                               GENERAL PROVISIONS

        Section 9.1 GENERAL POLICIES. The Trust intends to make investments that are consistent with the applicable requirements of the Internal Revenue Code of 1986, as amended, and the Texas REIT Act, as amended, and related regulations with respect to the composition of the Trust's investments and the derivation of its income.

        Section 9.2 LIMITED LIABILITY OF SHAREHOLDERS. A shareholder shall not be personally or individually liable in any manner whatsoever for any debt, act, omission or obligation incurred by the Trust or the Trust Managers. A shareholder shall be under no obligation to the Trust or to its creditors with respect to such shares other than the obligation to pay to the Trust the full amount of the consideration for which such shares were issued or to be issued. Upon the payment of such consideration, such shares shall be fully paid and non-assessable by the Trust.

        Section 9.3 WAIVER OF NOTICE. (a) Whenever, under the provisions of applicable law or of the Declaration of Trust or of these Bylaws, any notice is required to be given to any shareholder or Trust Manager, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

        (b) Attendance of a Trust Manager at a meeting shall constitute a waiver of notice of such meeting except where a Trust Manager attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

        Section 9.4 SEAL. If one be adopted, the Trust seal shall have inscribed thereon the name of the Trust and shall be in such form as may be approved by the Trust Managers. Said seal shall be kept in the custody of the Secretary and may be used by causing it or a facsimile of it to be impressed or affixed or in any manner reproduced.

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        Section 9.5 FISCAL YEAR. The fiscal year of the Trust shall be fixed by resolution of the Trust Managers.

        Section 9.6 CHECKS, NOTES, ETC. All checks or demands for money and notes of the Trust shall be signed by such officer or officers, or such other person, or persons as the Trust Managers may from time to time designate. The Trust Managers may authorize any officer or officers, or such other person or persons, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Trust, and such authority may be general or confined to specific instances.

        Section 9.7 EXAMINATION OF BOOKS AND RECORDS. The Trust Managers shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Trust (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the shareholders, and the shareholders' rights in this respect are and shall be restricted and limited accordingly.

        Section 9.8 VOTING OF VOTING SECURITIES HELD BY THE TRUST. Unless otherwise ordered by the Trust Managers, the President, acting on behalf of the Trust, shall have full power and authority to attend, to act and to vote at any meeting of holders of voting securities of any person in which the Trust may hold voting securities. At any such meeting, the President shall possess and may exercise any and all of the rights and powers incident to the ownership of such voting securities which, as the owner thereof, the Trust might have possessed and exercised, if present. The Trust Managers by resolution from time to time may confer like powers upon any other person or persons.

        Section 9.9 NUMBER, GENDER, ETC. When required by the context, whenever the singular number is used in these Bylaws, when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. The term "person," as used herein and as the context requires, shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, limited liability companies, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

                                   ARTICLE X.

                                   AMENDMENTS

        Section 10.1 AMENDMENT OF BYLAWS. Except as otherwise provided by the Texas REIT Act or the Declaration of Trust, the power to alter, amend or repeal these Bylaws or to adopt new Bylaws shall be vested in the Trust Managers and (to the extent not inconsistent with the Texas REIT Act and the Declaration of Trust and specified in the notice of the meeting) the shareholders. Such action to amend the Bylaws may be taken (i) with respect to all Bylaw provisions, by the affirmative vote of a majority of the Trust Managers, or (ii)(a) with respect to

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Section 2.5, Section 3.3, Section 3.4, Section 3.6, Section 3.7 or Article IX of
these Bylaws, by the affirmative vote of the holders of two-thirds of the Trust's outstanding shares, or (b) with respect to all other Bylaws, by the affirmative vote of the holders of a majority of the Trust's outstanding shares.

                                   ARTICLE XI.

                               SUBJECT TO ALL LAWS

        Section 11.1 SUBJECT TO ALL LAWS. The provisions of these Bylaws shall be subject to all valid and applicable laws, including, without limitation, the Texas REIT Act as now or hereafter amended, and in the event that any of the provisions of these Bylaws are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and these Bylaws shall be deemed modified accordingly, and, as so modified, shall continue in full force and effect.

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